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                                                                    EXHIBIT 10.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-14036) of James Hardie Industries N.V. and Subsidiaries of our report dated May 2, 2003 relating to the financial statements, which appears in this Form 20-F.

/s/PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Los Angeles, California
July 1, 2003